Exhibit 99.16.d

ABERDEEN EMERGING MARKETS EQUITY INCOME FUND, INC.

(formerly, Aberdeen Chile Fund, Inc.)

(a Maryland Corporation)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors of ABERDEEN EMERGING MARKETS EQUITY INCOME FUND, INC. (formerly, Aberdeen Chile Fund, Inc.)  (the “Fund”), a Maryland corporation, hereby constitutes and appoints Alan Goodson, Megan Kennedy, Jennifer Nichols, Lucia Sitar and Christian Pittard, and each of them with power to act without the others, his or her attorney-in-fact, with full power of substitution and resubstitution, to sign any post-effective amendment to: (i) the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund as it relates to the reorganizations between and among the Fund and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc. and Aberdeen Greater China Fund, Inc.; and (ii) the Registration Statement on Form N-14 under the Securities Act, and the Investment Company Act, of the Fund as it relates to the reorganization between and among the Fund and The Asia Tigers Fund, Inc., and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 16th day of May 2018.

/s/ C. William Maher
C. William Maher, Director

/s/ Rahn K. Porter
Rahn K. Porter, Director

/s/ Nancy Yao Maasbach
Nancy Yao Maasbach, Director

NOTICE

THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU DESIGNATE (YOUR “AGENTS”) BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”). THESE POWERS INCLUDE, THE POWER TO SIGN ON YOUR BEHALF AND FILE ANY POST-EFFECTIVE AMENDMENT TO EACH FORM N-14 REGISTRATION STATEMENT OF ABERDEEN EMERGING MARKETS EQUITY INCOME FUND, INC. (FORMERLY, ABERDEEN CHILE FUND, INC.) AND ANY EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE COMMISSION. THE POWER OF ATTORNEY ALSO GIVES YOUR AGENT THE POWER TO DO AND PERFORM IN YOUR NAME AND ON YOUR BEHALF IN ANY AND ALL CAPACITIES, ALL AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE TO ALL INTENTS AND PURPOSES AS YOU MIGHT OR COULD DO IN PERSON THAT SUCH AGENTS DEEM NECESSARY WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENTS TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENTS MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENTS’ AUTHORITY.

YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS’ FUNDS.

A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE NOT ACTING PROPERLY.

THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

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